UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

Commission File Number: 0-23363

AMERICAN DENTAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	04-3297858
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

American Dental Partners, Inc.

201 Edgewater Drive, Suite 285

Wakefield, Massachusetts 01880

(Address of principal executive offices, including zip code)

(781) 224-0880

(781) 224-4216 (fax)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 132-4(c) under the Exchange Act

ITEM 1.01 Entry into a Material Definitive Agreement

On August 10, 2005, American Dental Partners, Inc. (the “Company”) entered into the Second Amendment to Amended and Restated Service Agreement (as amended, the “Service Agreement”) with PDG, P.A., the affiliated dental group practice of Park Dental, the Company’s Minnesota affiliate. There is no material relationship between the Company and PDG, P.A. other than in respect of the Service Agreement. Pursuant to the Second Amendment to Amended and Restated Service Agreement, the parties have agreed upon the 2005 operating plan for Park Dental. The Second Amendment to Amended and Restated Service Agreement provides for the 2005 financial terms between the parties, including the manner in which certain performance fees and fee adjustments shall be calculated under the Service Agreement.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Second Amendment to Amended and Restated Service Agreement with PDG, P.A. dated August 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN DENTAL PARTNERS, INC.

August 16, 2005	/s/ Breht T. Feigh
Breht T. Feigh
Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)